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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               SERVOTRONICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                        [SERVOTRONICS, INC. LETTERHEAD]


          Dr. Nicholas D. Trbovich
Chairman and President of Servotronics, Inc.

                                 June 12, 2000

Dear Fellow Shareholder:

     The Annual Meeting of Shareholders will take place on July 7, 2000 at 2:30 p.m. at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York 14222. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of the Company's business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns, at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                                          Sincerely,

                                      /s/ Nicholas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                   NOTICE OF
                       2000 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 2000 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York 14222, on Friday, July 7, 2000 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on June 5, 2000 are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                      /s/ Dr. Nicolas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Dated: June 12, 2000

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                    June 5, 2000

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 7, 2000

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on July 7, 2000 at 2:30 p.m., Buffalo time, at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York 14222. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 12, 2000.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or telegraph, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of Beacon Hill Partners, Inc., 90 Broad Street, New York, New York 10004, to assist in the solicitation of proxies and will pay such firm a fee of approximately $3,000 plus expenses.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on June 5, 2000. On such date there were outstanding 2,405,488 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of June 5, 2000, more than five percent of the outstanding Common Stock, based on the Company's records. Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

              NAME AND ADDRESS OF                 AMOUNT AND NATURE OF        PERCENT OF
                BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP        CLASS (1)
              -------------------                 --------------------        ----------
Servotronics, Inc.
Employee Stock Ownership Trust                          872,832(2)               36.3%
1110 Maple Street
P.O. Box 300
Elma, New York 14059

Dr. Nicholas D. Trbovich                                324,207(3)               13.3%
1110 Maple Street
P.O. Box 300
Elma, New York 14059

Harvey Houtkin                                          364,856(4)               15.2%
78 Lafayette Avenue
Suffern, New York 10901

---------------

(1) Percent of class is based upon 2,405,488 shares outstanding as of June 5, 2000 plus, in the case of Dr. Trbovich, the shares subject to his stock option.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership
    Trust -- Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C.
    Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of June 5, 2000 approximately 311,567 shares have been allocated to the accounts of participants and approximately 561,265 shares (23.3% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 41,776 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) an option to acquire 37,800 shares; (iii) approximately 36,584 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan; and (iv) approximately 3,084 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives.

(4) Based on a statement on Schedule 13D, as last amended on April 19, 1999, jointly filed by Mr. Houtkin, Rushmore Financial Services, Inc. and All-Tech Investment Group, Inc. with the Securities and Exchange Commission. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 345,500 shares and shared voting and investment power with respect to 19,356 shares owned by the joint corporate filers or by Mr. Houtkin jointly with his mother. Mr. Houtkin disclaims beneficial ownership in additional shares owned by other members of his family.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of June 5, 2000, information as to the beneficial ownership of shares of Common Stock held by each nominee for director and by all directors and officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person, except as otherwise indicated):

                    NAME OF                       AMOUNT AND NATURE OF        PERCENT OF
                BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP        CLASS (1)
                ----------------                  --------------------        ----------
Dr. Nicholas D. Trbovich                                 324,207(2)              13.3%
Nicholas D. Trbovich, Jr.                                 52,509(3)               2.2%
Donald W. Hedges                                          22,336(4)               0.9%
Dr. William H. Duerig                                     16,193(5)               0.7%
All directors and executive officers as a group        1,035,125(6)(7)           40.9%

---------------

(1) Percent of class is based upon 2,405,488 shares outstanding as of June 5, 2000 plus the number of shares subject to stock options held by the indicated person or group.

(2) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) This amount includes 36,717 shares which Mr. Trbovich, Jr. has the right to acquire under stock options and approximately 15,790 shares allocated to Mr. Trbovich, Jr.'s account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") as to which Mr. Trbovich, Jr. serves as one of three trustees. See note (6) below and the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 12,600 shares which Mr. Hedges has the right to acquire under a stock option. Mr. Hedges has sole voting and investment power with respect to 9,261 shares and shared voting and investment power with respect to 475 shares.

(5) This amount includes 12,600 shares which Dr. Duerig has the right to acquire under a stock option. Dr. Duerig has sole voting in respect to 3,593 shares.

(6) Includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note
    (2) thereto.

(7) See notes (2) through (5) above.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     The directors recommend a vote FOR the four nominees listed below. Unless instructed otherwise, proxies will be voted FOR these nominees. Each nominee is currently serving as a director of the Company and was elected at the Company's 1999 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                           POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
          NAME                    AGE          AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
          ----                    ---      --------------------------------------------------
Dr. William H. Duerig             78       Director of the Company since 1990; Physicist and
                                           Senior Program Manager for Kearfott Guidance &
                                           Navigation Corporation for more than five years
                                           prior to retirement in 1993.
Donald W. Hedges                  78       Director of the Company since 1967; self-employed
                                           attorney since 1988.
Nicholas D. Trbovich,             40       Director of the Company since 1990; Vice President
  Jr.                                      of the Company since 1990; Director of Corporate
                                           Development of the Company from 1987 to 1990.
Dr. Nicholas D. Trbovich          65       Chairman of the Board of Directors, President and
                                           Chief Executive Officer of the Company since 1959.

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Messrs. Duerig and Hedges. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operation controls and safeguards.

     Other than the functions performed by the Audit Committee, all functions of individual committees are performed by the Board of Directors. During the fiscal year ended December 31, 1999, the Audit Committee met once and the full Board of Directors met eight times. No director attended less than 100% of the meetings held.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                           POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
          NAME                    AGE          AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
          ----                    ---      --------------------------------------------------
Dr. Nicholas D. Trbovich          65       See table under "Election of Directors."
Nicholas D. Trbovich,             40       See table under "Election of Directors."
  Jr.
Raymond C. Zielinski              55       Vice President since 1990.
Lee D. Burns                      58       Treasurer and Secretary since 1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     Directors' Fees. Under the Company's standard compensation arrangements with directors who are not employees, each such director is paid a yearly director's fee of $10,000 plus a per meeting fee of $650 and reimbursement of actual expenses for attendance at Board or Audit Committee meetings. Effective in the year 2000, members of the Audit Committee will receive a fee of $400 for attendance at each meeting of that committee. No such meeting fee will be paid if the Audit Committee meeting is held on the same day as the Board of Directors meets, in which case only the $650 Board meeting fee will be paid to directors who are also Audit Committee members. Directors who are also employees do not receive the director's and/or meeting fees.

     Compensation Table. The following table shows the compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years.

                                               ANNUAL COMPENSATION
                                  ----------------------------------------------
                                                                        OTHER
                                                                        ANNUAL         ALL OTHER
            NAME AND                                                   COMPEN-          COMPEN-
       PRINCIPAL POSITION         YEAR      SALARY      BONUS (1)     SATION (2)     SATION (3)(4)
       ------------------         ----     --------     ---------     ----------     -------------
Dr. Nicholas D. Trbovich          1999     $318,654      $50,000       $26,907          $14,437
  Chairman, President and CEO     1998      288,558       50,000        17,265           17,417
                                  1997      290,529       45,000        28,027           34,380
Raymond C. Zielinski              1999     $108,942      $ 7,500            --          $ 7,533
  Vice President                  1998       99,677        6,500       $ 7,846           10,275
                                  1997       91,962        4,500            --           15,796

---------------

(1) The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. Discretionary payments authorized for 2000 will be included in the compensation table for 2000 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

(2) Includes for Dr. Trbovich $25,000, $16,442 and $26,145 in 1999, 1998 and
    1997, respectively, and $7,846 for Mr. Zielinski in 1998, for untaken vacation pursuant to a policy that is generally applicable to all employees of the Company; these amounts reflect accrued vacation earned and expensed by the Company over several years and prior to when payment was received.

(3) All Other Compensation for 1999 includes (i) an allocation of 1,517.406 shares for Dr. Trbovich and 1,144.138 shares for Mr. Zielinski of Common Stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 1999 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $5 1/4 per share and (ii) $6,470 for life insurance and health care benefits for Dr. Trbovich and $1,526 for such benefits for Mr. Zielinski, but excludes $91,876, the excess value of stock options exercised by Dr. Nicholas D. Trbovich in 1999 over market price. Dr. Trbovich received $195,000 by reason of the Company's withdrawal of that amount from his pension-related deferred compensation account; accruals to that account have been reported in previous filings. This amount, as well as 8,784 shares withheld by the Company from the total shares acquired on exercise, was used to pay the expenses payable by Dr. Trbovich as a result of the transaction. See table, "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values", below.

(4) No stock options or rights were awarded to either officer in 1999.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                              AND FISCAL YEAR-END OPTION VALUES
                       -----------------------------------------------
                                                        NUMBER OF
                                                        SECURITIES
                                                        UNDERLYING
                                                       UNEXERCISED             VALUE OF
                             SHARES                     OPTIONS AT            UNEXERCISED
                            ACQUIRED                 FISCAL YEAR-END:        IN-THE-MONEY
                               ON        REALIZED      EXERCISABLE/           OPTIONS AT
     NAME OF OFFICER        EXERCISE      VALUE       UNEXERCISABLE       FISCAL YEAR-END (2)
     ---------------        --------     --------    ----------------    ---------------------
Dr. Nicholas D. Trbovich     37,778(1)   $91,876         37,800/0                 -0-
Raymond C. Zielinski            -0-           --         11,524/0                 -0-

---------------

(1) This number includes 8,784 shares withheld by the Company and applied to certain costs of the exercise transaction.

(2) None of the unexercised options held by the named individuals was in-the-money at fiscal year-end.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Based solely on its review of reports filed pursuant to Section 16(a) of the Securities Exchange Act or representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its officers and directors were timely made.

EMPLOYMENT AGREEMENT.

     Dr. Trbovich has an employment agreement with the Company pursuant to which he is entitled to receive minimum direct compensation of $325,000 per annum, or such greater amount as the Company's Board of Directors may determine, and lifetime health and life insurance benefits. In the event of Dr. Trbovich's death or total disability during the term of the employment agreement, he or his estate is entitled to receive 50% of the compensation he is receiving from the Company at the time of his death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company, (ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich, he is entitled to terminate the agreement and receive a payment of 2.99 times his average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 2004), as such date may be extended, Dr. Trbovich will be entitled to a severance payment equal to nine months' salary and benefits.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 1999, certain of Dr. Trbovich's sons were employed by the Company and received, in the aggregate, $122,975 in compensation from the Company. See also the discussion under "Employment Agreement" above.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP, which has served as the Company's independent public accountants since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of PricewaterhouseCoopers is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of Common Stock that are voted by brokers will be counted as shares of Common Stock present for purposes of determining the presence of a quorum, but will not be treated as shares of Common Stock having voted at the Meeting as to any proposal on which the broker does not vote.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than February 7, 2001, in order to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting.

                                 OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                          By Order of the Directors

                                      /s/ Nicholas D. Trbovich
                                          DR. NICHOLAS D. TRBOVICH
                                          Chairman of the Board,
                                          President and Chief Executive Officer

Elma, New York

SERVOTRONICS, INC.                                           PROXY
1110 Maple Street                                  THIS PROXY IS SOLICITED ON
P.O. Box 300                                    BEHALF OF THE BOARD OF DIRECTORS
Elma, New York 14059

    The undersigned hereby appoints Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich, and each or any of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, July 7, 2000, at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York 14222, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1. Election of Directors

[ ] FOR all nominees listed below
    (except as otherwise marked to the contrary below)

[ ] WITHHOLD AUTHORITY to vote for all nominees listed below

    INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                 STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:
   Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr.
                     and Dr. Nicholas D. Trbovich.

                (Continued and to be signed on the reverse side)



                          (Continued from other side)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THOSE NOMINEES.

    Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                                   Dated                  , 2000
                                                         ----------------


                                                   -----------------------------
                                                             Signature


                                                   -----------------------------
                                                             Signature

                                                   Joint owners should each
                                                   sign. Executors,
                                                   administrators, trustees,
                                                   guardians and corporate
                                                   officers should indicate
                                                   their title.




                                   Proxy Card